                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                 NOVEMBER, 1995
                           PAYMENT DECEMBER 15, 1995
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                  CUSIP#                393534AC6
                                  Trust Account #       33-34309-0
                                  Distribution Date:    December 15, 1995

SECURITIZED NET INTEREST MARGIN
-------------------------------                                      PER $1,000
CERTIFICATES                                                          ORIGINAL
------------                                                         ----------
1.  Amount Available                               7,305,470.94

Interest

2.  Aggregate Interest                             1,687,959.80      5.48038896

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                               1,687,959.80

Principal

6.  Current month's principal
    distribution                                   5,617,511.14     18.23867253

7.  Remaining outstanding principal
    balance                                      273,768,937.72     888.8601874
    Pool Factor                                       .88886019

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                  375,823,464.69

9.  Aggregate amount on deposit
    in reserve fund                                7,500,000.00

10. Subordinated Certificateholder payment
    (interest earnings on Reserve Fund,
    pursuant to Section 5.8)                          37,050.69

11. Aggregate principal balance of
    loans refinanced by Green Tree
    Financial                                        728,945.97

11. Weighted average CPR                                  7.19%

12. Weighted average CDR                                  0.97%

13. Annualized net loss percentage                        0.31%

14. Delinquency     30-59 day                             1.26%
                    60-89 day                             0.44%
                      90+ day                             0.54%
                     Total 30+                            2.24%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 NOVEMBER 1995
                           PAYMENT DECEMBER 15, 1995

                                 Fee Assets
                  ----------------------------------------

                    Guarantee      Inside      Fee Asset
                      Fees          Refi         Total
                  ------------  ------------  ------------
GTFC 1994-5         599,083.11     25,871.83    624,954.94
GTFC 1994-6         698,775.38     24,982.25    723,757.63
GTFC 1994-7         465,816.55      4,582.34    470,398.89
GTFC 1994-8         622,311.67      5,139.73    627,451.40
GTFC 1995-1         679,771.83           .00    679,771.83
GTFC 1995-2                .00           .00           .00
GTFC 1995-3       1,217,337.12           .00  1,217,337.12
GTFC 1995-4         779,697.90           .00    779,697.90
GTFC 1995-5                .00           .00           .00
                  ------------  ------------  ------------
                  5,062,793.56     60,576.15  5,123,369.71


Total amount of Guarantee Fees and Inside
  Refinance Payments                           5,123,369.71

Payment on Finance 1 Note                      5,123,369.71

Allocable to Interest (current)                1,243,954.84

Allocable to accrued but unpaid Interest                .00

Accrued and unpaid Trustee Fees                         .00

Allocable to Principal                         3,879,414.87

Finance 1 Note Principal Balance             202,016,557.88

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 NOVEMBER 1995
                           PAYMENT DECEMBER 15, 1995



                                   Inside
                    Residual        Refi          Total
                  ------------     ------      ------------

GTFC 1994-5           2,993.65        .00          2,993.65
GTFC 1994-6                .00        .00               .00
GTFC 1994-7                .00        .00               .00
GTFC 1994-8                .00        .00               .00
GTFC 1995-1                .00        .00               .00
GTFC 1995-2         795,112.51        .00        795,112.51
GTFC 1995-3         165,817.79        .00        165,817.79
GTFC 1995-4         125,546.03        .00        125,546.03
GTFC 1995-5       1,092,631.25        .00      1,092,631.25
                  ------------        ---      ------------
                  2,182,101.23        .00      2,182,101.23

Total Residual and Inside Refinance Payments   2,182,101.23
